--------------------------------------------------------------------------------
                                                 WEITZ SERIES FUND, INC.

                                                 HICKORY PORTFOLIO

                                                     QUARTERLY

                                                       REPORT

                                                      JUNE 30, 1997

                                              ONE PACIFIC PLACE, SUITE 600
                                                  1125 SOUTH 103 STREET
                                               OMAHA, NEBRASKA 68124-6008

                                                      402-391-1980
                                                      800-232-4161
                                                    402-391-2125 FAX

                  WEITZ SERIES FUND, INC. -- HICKORY PORTFOLIO
                          PERFORMANCE SINCE INCEPTION

The following table summarizes performance information for the fund as compared to the S&P 500 over the periods indicated. The table also sets forth average annual total return data for the fund for the one year period ended June 30, 1997, and for the period since inception, calculated in accordance with SEC standardized formulas.

                                                                       DIFFERENCE
           PERIOD ENDED             HICKORY FUND     S&P 500     HICKORY FUND -- S&P 500
----------------------------------  -------------  -----------  -------------------------

June 30, 1997 (6 months)                   16.8%         20.6%               -3.8%

Dec. 31, 1996                              35.4          22.9                12.5

Dec. 31, 1995                              40.5          37.5                 3.0

Dec. 31, 1994                             -17.3           1.3               -18.6

Dec. 31, 1993 (9 months)                   20.3           5.5                14.8

Since Inception (April 1, 1993)
 Cumulative                               120.9         117.8                 3.1

Compound Annual
 Average Return                            20.5          20.1                 0.4

The portfolio's average annual total return for the one year ending June 30, 1997, and for the period since inception (April 1, 1993) was 35.2% and 20.5%, respectively. The returns assume redemption at the end of each period and reinvestment of dividends.

The graph below shows the growth in value of a $100,000 investment in Hickory since inception (April 1, 1993) to June 30, 1997, assuming the reinvestment of all capital gain distributions and dividends, compared to the growth in value of $100,000 invested in the S&P 500 for the same period, also assuming dividend reinvestment. Hickory's performance numbers are calculated after deducting all fees and expenses.
    06/30/97
Hickory Portfolio
Comparison of Change in Value of $100,000
Investment in Hickory Portfolio & S&P 500

          Hickory                 S&P 500
---------------------------      ---------
                  Value of       Value of
    Period        $100,000       $100,000
---------------   ---------      ---------
03/31/93          $ 100,000      $ 100,000
04/30/93          $  91,621      $  97,583
05/31/93          $  95,999      $ 100,184
06/30/93          $  96,609      $ 100,476
07/31/93          $  99,489      $ 100,071
08/31/93          $ 107,204      $ 103,859
09/30/93          $ 108,002      $ 103,062
10/31/93          $ 115,026      $ 105,192
11/30/93          $ 111,438      $ 104,193
12/31/93          $ 120,267      $ 105,452
01/31/94          $ 118,421      $ 109,034
02/28/94          $ 116,476      $ 106,076
03/31/94          $ 110,109      $ 101,457
04/30/94          $ 109,060      $ 102,759
05/31/94          $ 110,065      $ 104,440
06/30/94          $ 104,789      $ 101,881
07/31/94          $ 104,153      $ 105,224
08/31/94          $ 110,360      $ 109,530
09/30/94          $ 109,189      $ 106,855
10/31/94          $ 107,787      $ 109,247
11/30/94          $ 101,810      $ 105,272
12/31/94          $  99,476      $ 106,830
01/31/95          $  99,870      $ 109,599
02/28/95          $ 103,994      $ 113,865
03/31/95          $ 105,513      $ 117,219
04/30/95          $ 105,229      $ 120,668
05/31/95          $ 111,054      $ 125,480
06/30/95          $ 118,331      $ 128,392
07/31/95          $ 124,859      $ 132,647
08/31/95          $ 133,445      $ 132,978
09/30/95          $ 139,110      $ 138,586
10/31/95          $ 133,237      $ 138,091
11/30/95          $ 137,345      $ 144,146
12/31/95          $ 139,728      $ 146,922
01/31/96          $ 146,980      $ 151,917
02/29/96          $ 148,848      $ 153,328
03/31/96          $ 148,334      $ 154,805
04/30/96          $ 151,650      $ 157,084
05/31/96          $ 159,513      $ 161,128
06/30/96          $ 163,383      $ 161,741
07/31/96          $ 150,145      $ 154,599
08/31/96          $ 160,466      $ 157,864
09/30/96          $ 168,758      $ 166,741
10/31/96          $ 171,426      $ 171,337
11/30/96          $ 179,661      $ 184,276
12/31/96          $ 189,125      $ 180,625
01/31/97          $ 195,946      $ 191,903
02/28/97          $ 200,614      $ 193,409
03/31/97          $ 190,121      $ 185,477
04/30/97          $ 190,461      $ 196,540
05/31/97          $ 217,223      $ 208,497
06/30/97          $ 220,947      $ 217,832

This information represents past performance of the Hickory Portfolio and is not indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The index used for comparison purposes is the S&P 500 Index which consists of 500 companies. The index is unmanaged and widely recognized as representative of the equity market in general. Investment expenses are not deducted from the S&P 500 Index. Additional information is available from Wallace R. Weitz & Co. at the address listed on the front cover.

TOTAL RETURNS ARE BASED UPON PAST RESULTS AND ARE NOT A PREDICTION OF FUTURE PERFORMANCE.

                  WEITZ SERIES FUND, INC. -- HICKORY PORTFOLIO
                        JUNE 30, 1997 - QUARTERLY REPORT

                                                          July 8, 1997

Dear Fellow Shareholder:

      After a slow start in the quarter, Hickory came to life during the last week in April. The table below summarizes the recent performance of Hickory and the S&P 500 (including reinvested dividends).

                                          HICKORY TOTAL  S&P 500 TOTAL
                 PERIOD                      RETURN         RETURN
----------------------------------------  -------------  -------------
Second Quarter 1997                              16.2%          17.4%
First Half 1997                                  16.8           20.6
Last 12 Months (7/1/96 to 6/30/97)               35.2           34.7

      According to Lipper, the average growth mutual fund had a total return of 24.0% over the last twelve months.

REVIEW AND OUTLOOK

      I would characterize the performance of Hickory during the second quarter as more than satisfactory. Not only was our total return of 16.2% for the three months quite good (I continue to believe that 16% would be a very good return for a year), some of our underperforming cable and cellular stocks finally began to show some signs of life. Deals in both industries helped to drive these changes. In the cellular industry two separate companies were acquired at premium prices. We benefited directly when a takeover of CommNet Cellular was announced. In cable, the biggest news was Microsoft's deal to buy $1 billion of Comcast stock at an above-market price. I did not expect any of these specific events at this time, but from my perspective I would not characterize them as a major surprise. I have long felt that the stock market had been seriously undervaluing cellular companies, so it is gratifying, but not particularly shocking, to see financial buyers reach the same conclusion. Microsoft's interest in expanding its influence in home entertainment has been evident for quite some time. Microsoft hopes that its Comcast investment will give it more clout with the cable companies while simultaneously giving it a better return than it was previously getting from its $9 billion in cash.

      The critical question for us, of course, is "what next?" I do not believe that these events represent the end of the investment opportunity in these industries. There remains considerable skepticism in the investment community about the prospects of both cellular and cable. Valuations, while no longer at the extremely depressed levels of earlier this year, remain low. I am no longer buying cable and cellular stocks aggressively, but I am a long way from being ready to reduce our investment in these industries.

      I made no major changes to our portfolio during the quarter. The single largest new position added, Imperial Credit, was not really new. This stock had been very profitable for us in 1995 and 1996, but I finished selling our position last year because the stock had gone up so much that I felt that its potential was no longer sufficient to justify its risk. However, the stock market has given us a chance to double dip. Our purchase price this year was almost 40 percent below our last sales price last year. Since the company's operations have continued to do well, I felt the risk-reward relationship was once again quite attractive.

      As to the future, my crystal ball remains cloudy. When I last wrote to you early in April, I suggested that we might be entering a period of below average returns in the stock market. I think we can all safely conclude that my success at predicting the short term direction of the broad stock market leaves something to be desired. The S&P 500's return of 17.4% in the second quarter is certainly not below average. Despite my lousy record as a stock market forecaster, I will stick my neck out once again. Historical average annual stock market returns are about 10 percent. Given the strength in the stock market the last several years, coupled with my continued belief in reversion to the mean, I remain convinced that the broad stock market averages will return less than 10 percent on average over the next several years.

      Our stocks still look attractive to me, but you shouldn't be surprised that I am less enthusiastic than I was three months ago. It is very hard for me to believe that the underlying value of the businesses we own have gone up by 16 percent over the last three months. Nevertheless, in my view our companies continue to be worth more than the stock market currently thinks, and their prospects for increasing that value remain good. As I have said before, buying growing value, priced at a discount, is an investment approach that should continue to yield good results over the long run.

1997 SHAREHOLDERS' MEETING

      On June 2, about 150 clients attended our shareholders' meeting. All of the proposals regarding directors, auditors, by-laws and investment policies were approved. After the official business portion of the meeting, Wally Weitz, Tom Carney, and I answered investment questions for about an hour. We also announced that we would offer a series of informal "classes" for interested shareholders on "mutual fund basics," "how we pick stocks," and "planning for retirement." The initial response was good, and we have already held the first two sessions. If you are interested in finding out more about future classes, please call Mary Bickels.

      The shareholder meeting is a good chance to get together, meet the staff and your fellow shareholders, and talk about investments. I hope you will be able to join us next year.

                                                          Sincerely,

                                                          /s/ RICHARD LAWSON
                                                          Richard F. Lawson
                                                          Portfolio Manager

                  WEITZ SERIES FUND, INC. -- HICKORY PORTFOLIO
                     SCHEDULE OF INVESTMENTS IN SECURITIES
                                 JUNE 30, 1997
                                  (UNAUDITED)

 SHARES
OR UNITS                                                                                  COST         VALUE
---------                                                                             ------------  ------------
           COMMON STOCKS -- 89.9%
           BANKING -- 1.7%
    1,000  Wells Fargo & Co.                                                          $     88,506  $    269,500
                                                                                      ------------  ------------
           CABLE TELEVISION -- 21.0%
   37,000  Adelphia Communications Corp. CL A*                                             251,750       263,625
   92,500  Century Communications Corp. CL A*                                              453,621       497,187
   13,000  Comcast Corporation CL A                                                        201,025       272,188
   25,500  Comcast Corporation Special CL A                                                389,160       545,062
   30,000  TCI Satellite Entertainment CL A*                                               250,697       236,250
   40,000  Tele-Communications, Inc. CL A*                                                 532,290       595,000
   22,500  Tele-Communications Liberty Media CL A*                                         383,444       534,375
   20,000  U.S. West Media Group*                                                          366,200       405,000
                                                                                      ------------  ------------
                                                                                         2,828,187     3,348,687
                                                                                      ------------  ------------
           CONSUMER PRODUCTS AND SERVICES -- 2.5%
   37,000  American Classic Voyages Co.*                                                   288,125       397,750
                                                                                      ------------  ------------
           DIVERSIFIED INDUSTRIES -- 0.9%
    1,500  Lynch Corp.*                                                                    112,560       134,250
                                                                                      ------------  ------------
           FINANCIAL SERVICES -- 10.3%
   22,000  Capital One Financial Corp.                                                     613,781       830,500
   15,000  Healthcare Financial Partners, Inc.*                                            187,500       305,625
   25,000  Imperial Credit Industries, Inc.*                                               332,075       514,063
                                                                                      ------------  ------------
                                                                                         1,133,356     1,650,188
                                                                                      ------------  ------------
           HEALTH CARE -- 2.5%
   11,000  Seafield Capital Corp.                                                          389,850       393,250
                                                                                      ------------  ------------
           MEDIA/OTHER -- 9.6%
   50,000  Katz Media Group, Inc.*                                                         408,668       328,125
   50,000  Valassis Communications, Inc.*                                                  742,213     1,200,000
                                                                                      ------------  ------------
                                                                                         1,150,881     1,528,125
                                                                                      ------------  ------------
           MORTGAGE BANKING -- 7.5%
   17,000  Countrywide Credit Industries, Inc.                                             259,020       530,187
    5,000  New Century Financial Corp.*                                                     55,000        72,500
   30,305  Resource Bancshares Mtg. Grp., Inc.                                             320,743       598,524
                                                                                      ------------  ------------
                                                                                           634,763     1,201,211
                                                                                      ------------  ------------

                  WEITZ SERIES FUND, INC. -- HICKORY PORTFOLIO
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

 SHARES
OR UNITS                                                                                  COST         VALUE
---------                                                                             ------------  ------------
           REAL ESTATE AND CONSTRUCTION -- 4.0%
    9,000  Forest City Enterprises, Inc. CL A                                         $    197,678  $    430,313
    2,750  SLH Corp.*                                                                       52,662       211,750
                                                                                      ------------  ------------
                                                                                           250,340       642,063
                                                                                      ------------  ------------
           REAL ESTATE INVESTMENT TRUSTS -- 10.1%
   20,000  NovaStar Financial, Inc.**                                                      300,000       300,000
   28,078  Redwood Trust, Inc.                                                             469,295     1,312,646
                                                                                      ------------  ------------
                                                                                           769,295     1,612,646
                                                                                      ------------  ------------
           TELECOMMUNICATIONS SERVICES -- 19.8%
   35,000  360 Communication Co.*                                                          729,530       599,375
   10,000  Airtouch Communications, Inc.*                                                  238,100       273,750
  100,000  Centennial Cellular Corp. CL A*                                               1,214,569     1,587,500
    5,000  CommNet Cellular, Inc.*                                                         133,125       173,750
   30,000  Corecomm, Inc.*                                                                 602,067       517,500
                                                                                      ------------  ------------
                                                                                         2,917,391     3,151,875
                                                                                      ------------  ------------

           Total Common Stocks                                                          10,563,254    14,329,545
                                                                                      ------------  ------------
           WARRANTS -- 4.5%
   23,500  Redwood Trust, Inc., Expiring 12/31/97*                                          92,548       722,625
                                                                                      ------------  ------------


  FACE
 AMOUNT
---------
           SHORT-TERM SECURITIES -- 5.9%
$ 946,963  Norwest U.S. Government Money Market Fund                                       946,963       946,963
                                                                                      ------------  ------------
           Total Investments in Securities                                            $ 11,602,765    15,999,133
                                                                                      ------------  ------------
                                                                                      ------------
           Other Liabilities in Excess of Other Assets -- (0.3%)                                         (50,259)
                                                                                                    ------------
           Total Net Assets -- 100%                                                                 $ 15,948,874
                                                                                                    ------------
                                                                                                    ------------
           Net Asset Value Per Share                                                                  $   20.706
                                                                                                    ------------
                                                                                                    ------------

*Non-income Producing
**This restricted security, exempt from registration under the Securities Act of 1933, was purchased in a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors or certain accredited investors.

--------------------------------------------------------------------------------
     WEITZ SERIES FUND, INC.

BOARD OF DIRECTORS
  Lorraine Chang
  John W. Hancock
  Richard D. Holland
  Thomas R. Pansing, Jr
  Delmer L. Toebben
  Wallace R. Weitz

OFFICERS
  Wallace R. Weitz, President
  Mary K. Beerling, Vice-President & Secretary
  Linda L. Lawson, Vice-President
  Richard F. Lawson, Vice-President

INVESTMENT ADVISER
  Wallace R. Weitz & Company

DISTRIBUTOR
  Weitz Securities, Inc.

CUSTODIAN
  Norwest Bank Nebraska, N.A.

TRANSFER AGENT AND DIVIDEND PAYING AGENT
  Wallace R. Weitz & Company

This report has been prepared for the information of shareholders of Weitz Series Fund, Inc. -- Hickory Portfolio. For more detailed information about the Fund, its investment objectives, management, fees and expenses, please see a current prospectus. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.